                        SEVENTH AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


     THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), dated effective as of October 27, 1999 (the "Amendment Effective Date"), is executed and entered into by and among OUTBOARD MARINE CORPORATION, a Delaware corporation ("OMC"), OMC ALUMINUM BOAT GROUP, INC., a Delaware corporation OMC FISHING BOAT GROUP, INC., a Delaware corporation, OMC LATIN AMERICA/CARIBBEAN, INC., a Delaware corporation, RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP, a Delaware limited partnership, OMC RECREATIONAL BOAT GROUP, INC., a Delaware corporation (collectively all of the "Loan Parties," as of the Amendment Effective Date, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Loan Parties"), each of the lending institutions signatory hereto (collectively all of the "Lenders," as of the Amendment Effective Date, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the ("Lenders") and BANK OF AMERICA, N.A., (a national banking association and successor in interest to Bank of America, N.A., formerly NationsBank, N.A., successor in interest to NationsBank of Texas, N.A.), in its capacity as agent for itself and the other Lenders (in such capacity, together with its successors and assigns in such capacity, herein called "Agent").

                                 RECITALS:
                                 --------

     A. The Loan Parties, the Lenders and Agent are parties to the certain Amended and Restated Loan and Security Agreement dated effective as of January 6, 1998, as amended by the certain First Amendment to Loan and Security Agreement dated effective as of May 21, 1998, the Second Amendment to Amended and Restated Loan and Security Agreement dated effective as of August 31, 1998, the Third Amendment to Amended and Restated Loan and Security Agreement dated effective as of December 21, 1998, the Fourth Amendment to Amended and Restated Loan and Security Agreement dated effective as of February 1, 1999, the Fifth Amendment to Amended and Restated Loan and Security Agreement dated effective as of February 25, 1999 and the Sixth Amendment to Amended and Restated Loan and Security Agreement dated effective as of July 30, 1999 (hereinafter called the "Agreement"). Unless otherwise defined in this Amendment, terms defined by the Agreement, where used in this Amendment, shall have the same meanings as are prescribed by the Agreement, as amended by this Amendment.

     B. The Loan Parties, the Lenders and Agent have agreed to amend the Agreement as provided hereinbelow.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1 Definitions. Unless otherwise defined in this Amendment, terms defined by the Agreement, where used in this Agreement, shall have the same meanings in this Amendment as are prescribed by the Agreement.

                                   ARTICLE 2

                                  Amendments
                                  ----------

     Section 2.1 Amendment to Definitions in Article 1 of the Agreement. Effective as of the Amendment Effective Date, the following definition in
Article 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "Borrowing Base" means, at any time, an amount equal to the lesser of:

               (a) the maximum principal amount of the Revolving Credit Facility, minus the sum of
                    (i)    the Letter of Credit Reserve, plus
                    (ii)   the Reserve, or

               (b)  an amount equal to the sum of
                    (i) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible Receivables that are determined by Agent in its discretion to be Qualified L/C Supported Receivables at such time, plus
                    (ii) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible Receivables that are determined by Agent in its discretion to be Qualified Guaranteed Receivables at such time, plus
                    (iii) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible Domestic Receivables (other than Qualified L/C Supported Receivables or Qualified Guaranteed Receivables) at such time, plus
                    (iv) 75% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the Dollar Equivalent face value of Eligible Foreign Receivables (other than Qualified L/C Supported Receivables or Qualified Guaranteed Receivables) at such time, plus
               ----
                    (v)    the lesser of
                           (A) 60% with respect to Eligible Domestic Inventory and 50% with respect to Eligible Foreign Inventory (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis or fair market value of such Eligible Inventory, as applicable, net of the Loan Parties' reserve for obsolescence (if any), at such time, plus, the following percentage, as applicable (or such lesser percentage as Agent may in its discretion determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis or fair market value of Eligible Work-In-Process Inventory, net of the Loan Parties' reserve for obsolescence (if any):
                                (i) 35% during the period of January 1, 1998 through April 30, 1998, (ii) 35% during the period of January 1, 1999 through June 30, 1999,
                                (iii) 35% during the period July 30, 1999 through August 31, 1999, (iv) 17.5% during the period September 1, 1999 through September 30, 1999 and (v) 35% during the period of January 1 through April 30 of any calendar year thereafter, or

                           (B)  $75,000,000, minus

                    (vi)   the Letter of Credit Reserve; plus

                    (vii)  provided that the representations of Borrowers under
                           Section 7.1(z) are and remain true and correct, with respect to any period commencing during any calendar year, determined as provided hereinbelow (each such period herein called a "Designated" Period") (i) $30,000,000 at any time during any portion of any single Designated Period that occurs from the Agreement Date through December 30, 1998, (ii) $20,000,000 at any time during any portion of any single Designated Period that occurs during the period from December 31, 1998 through January 31, 1999, (iii) $30,000,000 at any time during any portion of any two Designated Periods that occur during the period February 1, 1999 through December 31, 1999, (iv) $10,000,000 at any time during any portion of any single Designated Period that occurs during the period from December 31, 1999 through December and (iv) $0.00 on and at all times after December 31, 2000; provided, that any such Designated Period for any calendar year shall begin on the first Business Day, if any, occurring during such year (or, with respect to the second of the Designated Periods referenced in clause (iii), on the first Business Day, if any, occurring after expiration of the first of such Designated Periods) on which the aggregate outstanding balance of Loans first exceeds an amount equal to the aggregate amount determined under paragraph (b) of this definition without regard to this subparagraph (vii), and shall terminate on the earlier of (x) the expiration of one hundred eighty (180) days thereafter or (y) December 31, 1999 with respect to the calendar year 1999 or any calendar year thereafter, provided, that with respect to clause (b) preceding, Agent may deduct any Reserve prior to application of the relevant percentages used to calculate the Borrowing Base as set forth herein.

                                 ARTICLE 3

                                 Miscellaneous
                                 -------------

     Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

          (a) Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Agent:

               (i) Amendment Documents. This Amendment and any other instrument, document or certificate required by Agent to be executed or delivered by any of the Loan Parties, Agent or the Lenders in connection with this Amendment, in each case duly executed (the "Amendment Documents");

               (ii) Fees and Expenses. Evidence that the costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Agent incident to this Amendment or otherwise required to be paid in accordance with Section 16.2 of the Agreement, to the extent incurred and submitted to the Loan Parties, shall have been paid in full;

               (iii) Additional Information. Agent shall have received such additional documents, instruments and information as Agent may reasonably request to effect the transactions contemplated hereby; and

               (iv) Consents. All consents required by Section 16.9 of the Agreement shall have been obtained (it being understood that, pursuant to Section 16.9 of the Agreement, consent of Agent and all Lenders shall be required as a condition for effectiveness of this Amendment).

          (c) The representations and warranties contained herein, in the Agreement and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date).

          (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent.

          (e) No Default or Event of Default shall have occurred and be continuing.

     Section 3.2 Representations and Warranties. The Loan Parties hereby represent and warrant to, and agree with, Agent, for the benefit of the Lenders, that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of the Loan Parties (as applicable) and will not violate any of such Loan Party's certificate of incorporation or bylaws (or, in the case of Recreational Boat Group Limited Partnership, its certificate of limited partnership or its limited partnership agreement), (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date) in the Agreement), (d) no Default or Event of Default has occurred and is continuing, (e) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof, and (f) the certifications delivered to Agent under clause (i), clause (ii) and clause (iii) of Section 6.1(c) of the Agreement (in the case of the certification required by such clause (iii), as subsequently modified pursuant to Section 6.2(b) of the Agreement) remain true, correct and complete as of the Amendment Effective Date.

     Section 3.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them.

     Section 3.4 Reference to Agreement. Each of the Loan Documents, including the Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

     Section 3.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 3.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except each of the Loan Parties may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Lenders.

     Section 3.7 General. This Amendment, when signed by each signatory as provided hereinbelow (i) shall be deemed effective prospectively as of the Amendment Effective Date, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties,
(iii) shall be governed and construed according to the laws of the State of Texas, and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the date specified in the preamble hereof.

                                    BORROWERS:

                                    OUTBOARD MARINE CORPORATION


                                    By: /s/ Eric T. Martinez
                                        -----------------------------
                                    Name: Eric T. Martinez
                                          ---------------------------
                                    Title: Vice President & Treasurer
                                           --------------------------


                                    By:  /s/ Gordon G. Repp
                                         ----------------------------
                                    Name: Gordon G. Repp
                                          ---------------------------
                                    Title: Assistant Secretary
                                           --------------------------

                                    OMC ALUMINUM BOAT GROUP, INC.


                                    By: /s/ Eric T. Martinez
                                        --------------------------
                                    Name: Eric T. Martinez
                                          ------------------------
                                    Title: Treasurer
                                           -----------------------


                                    By:  /s/ Gordon G. Repp
                                         -------------------------
                                    Name: Gordon G. Repp
                                          ------------------------
                                    Title: Asst. Secretary
                                           -----------------------

                                    OMC FISHING BOAT GROUP, INC.


                                    By: /s/ Eric T. Martinez
                                       -------------------------------------
                                    Name:   Eric T. Martinez
                                         -----------------------------------
                                    Title:  Treasurer
                                          ----------------------------------

                                    By: /s/ Gordon G. Repp
                                       -------------------------------------
                                    Name:   Gordon G. Repp
                                         -----------------------------------
                                    Title:  Assistant Secretary
                                          ----------------------------------



                                    OMC LATIN AMERICA/CARIBBEAN, INC.



                                    By: /s/ Eric T. Martinez
                                       -------------------------------------
                                    Name:   Eric T. Martinez
                                         -----------------------------------
                                    Title:  Vice President
                                          ----------------------------------

                                    By: /s/ Gordon G. Repp
                                       -------------------------------------
                                    Name:   Gordon G. Repp
                                         -----------------------------------
                                    Title:  Assistant Secretary
                                          ----------------------------------



                                    RECREATIONAL BOAT GROUP
                                         LIMITED PARTNERSHIP

                                    By:  OMC Recreational Boat Group, Inc.,
                                           General Partner



                                         By: /s/ Eric T. Martinez
                                            -----------------------------------
                                         Name:   Eric T. Martinez
                                              ---------------------------------
                                         Title:  Treasurer
                                               --------------------------------


                                         By: /s/ Gordon G. Repp
                                            -----------------------------------
                                         Name:   Gordon G. Repp
                                              ---------------------------------
                                         Title:  Assistant Secretary
                                               --------------------------------

                                    GUARANTOR:

                                    OMC RECREATIONAL BOAT GROUP, INC.


                                    By:  /s/ Eric T. Martinez
                                       -------------------------------------
                                    Name:    Eric T. Martinez
                                         -----------------------------------
                                    Title:   Treasurer
                                          ----------------------------------

                                    By:  /s/ Gordon G. Repp
                                       -------------------------------------
                                    Name:    Gordon G. Repp
                                         -----------------------------------
                                    Title:   Assistant Secretary
                                          ----------------------------------

                                    AGENT:

                                    BANK OF AMERICA, N.A.
                                    In its capacity as Agent


                                    By:  /s/ Stacy Wills
                                       -------------------------------------
                                    Name:    Stacy Wills
                                         -----------------------------------
                                    Title:   Vice President
                                          ----------------------------------

                                    LENDERS:

                                    BANK OF AMERICA, N.A.
                                    In its capacity as Agent


                                    By:  /s/ Stacy Wills
                                       -------------------------------------
                                    Name:    Stacy Wills
                                         -----------------------------------
                                    Title:   Vice President
                                          ----------------------------------

                                       AMERICAN NATIONAL BANK AND
                                       TRUST COMPANY OF CHICAGO


                                       By:  /s/ Donna H. Evans
                                          ----------------------------------
                                       Name:    Donna H. Evans
                                             -------------------------------
                                       Title:   Vice President
                                             -------------------------------

                                       FLEET CAPITAL CORPORATION


                                       By: /s/ Thomas Maiale
                                          ----------------------------------
                                       Name:   Thomas Maiale
                                            --------------------------------
                                       Title:  Vice President
                                             -------------------------------

                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By:  /s/ Alan Schnacke
                                          ----------------------------------
                                       Name:    Alan Schnacke
                                             -------------------------------
                                       Title: Assistant Vice President
                                             -------------------------------

                                       TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION


                                       By:  /s/ Robert L. Heinz
                                          ----------------------------------
                                       Name:    Robert L. Heinz
                                             -------------------------------
                                       Title:   Senior Vice President
                                             -------------------------------

                                       FLEET BUSINESS CREDIT CORPORATION


                                       By: /s/ Thomas Maiale
                                          ---------------------------------
                                       Name:   Thomas Maiale
                                            -------------------------------
                                       Title:  Vice President
                                            -------------------------------